SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        April 3, 1996


                                TRANSMATION, INC.
               (Exact Name of Registrant as Specified in Charter)


        Ohio                           0-3905                16-0874418
  (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)           File Number)         Identification No.)


               10 Vantage Point Drive, Rochester, New York 14624
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (716) 352-7777



          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

        On April 3, 1996, the Registrant acquired all of the outstanding shares of Altek Industries Corp., a New York corporation ("Altek"), from E. Lee Garelick ("Garelick") and James N. Wurtz ("Wurtz"). The acquisition was made pursuant to a Stock Purchase Agreement dated March 28, 1996 among the Registrant, Garelick and Wurtz (the "Purchase Agreement").

        The consideration for the stock acquisition was negotiated at arms length and consisted of: (i) cash in the aggregate amount of $1,700,000; (ii) unsecured promissory notes in an aggregate principal amount of $3,100,000; and
(iii) the issuance of an aggregate of 300,000 shares of Common Stock of the Registrant, of which 100,000 shares were delivered at the closing of the acquisition and the balance will be issued over the next two years. In addition, at closing the Registrant paid off Altek's bank debt in the aggregate principal amount of approximately $806,000. The Registrant also entered into three-year Employment Agreements with Garelick and Wurtz.

        The source of the cash payments made at closing, together with payment of other costs and expenses of the transaction, was financing provided under the Registrant's existing $7,000,000 Revolving Credit Facility (the "Revolving Credit Facility") with Manufacturers and Traders Trust Company ("M&T"). In connection with the acquisition and the Revolving Credit Facility, and in addition to existing security interests in the Registrant's assets, M&T was given security interests in the accounts receivable and personal property and fixtures, including inventory and equipment, of Altek.

        Prior to the acquisition, the assets of Altek were used in the manufacture of precision industrial calibrators. The Registrant intends to continue such use.

        The foregoing information contained in this Form 8-K with respect to the acquisition and the financing thereof is qualified in its entirety by reference to the complete text of the Purchase Agreement and the Revolving Credit Facility, copies of which are filed herewith or incorporated by reference to previously filed Exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements of Business Acquired.

INDEX TO FINANCIAL STATEMENTS OF ALTEK INDUSTRIES CORP.

Year Ended December 31, 1993
        Report of Independent Accountant
        Statements  of  Financial  Position  as of December  31, 1993  (Audited)
        Statements  of Cash Flows for Twelve  Months  Ended  December  31,  1993
          (Audited)
        Statements of Income, Expense and Retained Earnings for Twelve
        Months Ended December 31, 1993 (Audited)
        Notes to the Financial Statements for Twelve Months
               Ended December 31, 1993

Year Ended December 31, 1994
        Report of Independent Accountant
        Statements  of  Financial  Position  as of December  31, 1994  (Audited)
        Statements  of Cash Flows for Twelve  Months  Ended  December  31,  1994
          (Audited)
        Statements of Income, Expense and Retained Earnings for Twelve
        Months Ended December 31, 1994 (Audited)
        Notes to the Financial Statements

Year Ended December 31, 1995
        Report of Independent Accountant
        Statements  of  Financial  Position  as of December  31, 1995  (Audited)
        Statements  of Cash Flows for Twelve  Months  Ended  December  31,  1995
          (Audited)
        Statements of Income, Expense and Retained Earnings for Twelve
        Months Ended December 31, 1995 (Audited)
        Notes to the Financial Statements

Altek Industries Corporation
210 Commerce Drive
Rochester, New York 14623

To the Shareholders of Altek Industries Corporation:

I have examined the statement of financial position of Altek Industries Corporation as of December 31, 1993 and the related statements of income and retained earnings and statements of cash flows for the year then ended. My examination was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as I considered necessary in the circumstances.

In my opinion, except for the limitation on the scope of the audit due to there being no observation of inventory, the financial statements present fairly the financial position of Altek Industries Corporation at December 31, 1993 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding year.


/s/ Ronald E. Rothstein
Ronald E. Rothstein
Certified Public Accountant

March 1, 1994

Rochester, New York

                          Altek Industries Corporation
                        Statements of Financial Position
                             As of December 31, 1993
                                     Audited

                                     Assets


                                                                          1993
Current Assets:
        Cash                                                         $   67,495
        Accounts Receivable                                             452,903
        Inventory                                                       396,189
Total Current Assets                                                    916,587

Fixed Assets:
        Shop Equipment                                                 122, 059
        Office Equipment                                                 76,891
        Leasehold Improvements                                          265,642
                                                                        464,592
        Accumulated Depreciation and Amortization                       170,794
Total Fixed Assets                                                      293,798


Total Assets                                                         $1,210,385



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                        Statements of Financial Position
                             As of December 31, 1993
                                     Audited

                       Liabilities and Shareholders Equity


                                                                          1993
Current Liabilities:
        Line of Credit                                              $    64,000
        Current Portion of Mortgage Payable                              30,000
        Accounts Payable                                                 55,344
        Payroll Taxes Withheld and Accrued                                2,569
        Accrued Payroll                                                  22,419
        Accrued P/S Pension Contribution                                141,047
        Accrued Federal Income Tax                                        2,581
        Accrued NYS Franchise Tax                                         4,420
Total Current Liabilities                                               322,380

Long Term Liabilities
        Mortgage Payable                                                124,426
        Loan Payable - Officers                                         300,000
Total Long Term Liabilities                                             424,426

Total Liabilities                                                       746,806

Shareholders Equity:
        Common Stock                                                     30,000
        Retained Earnings                                               433,579
Total Shareholders Equity                                               463,579

Total Liabilities and Shareholders Equity                            $1,210,385


The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                            Statements of Cash Flows
                      Twelve Months Ended December 31, 1993
                                     Audited


Cash Flows From Operating Activities                                      1993

Net Income                                                             $ 88,240

Adjustments to Reconcile Net Income to Net Cash
Provided by Operations:
        Depreciation and Amortization                                    44,436
        (Increase) in Accounts Receivable                               (41,247)
        (Increase) Decrease in Inventory                                (52,370)
        (Increase) Decrease in Prepaid Expenses                               0
        (Increase) Decrease in Prepaid Federal Income Tax               (17,381)
        Decrease in Prepaid NYS Franchise Tax                            (2,465)
        Increase (Decrease) in Accounts Payable                          24,729
        (Decrease) in Taxes Withheld and Accrued                          2,510
        Increase in Accrued Payroll                                      22,419
        (Decrease) in Pension & Profit Sharing Payable                   (5,207)
        Increase in NYS & Federal Income Tax Payable                    (12,211)
        Increase in Dividends Paid                                       (1,500)
Net Cash Provided by Operating Activities                                49,953

Cash Flows From Investing Activities:
        Purchase of Fixed Assets                                        (85,973)
Net Cash Used by Investing Activities                                   (85,973)

Cash Flows From Financing Activities:
        Proceeds from Line of Credit                                     14,000
        Proceeds from Mortgage                                          (40,285)
        Proceeds from Due Officers                                       64,000
Net Cash Provided by Financing Activities                                37,715

        Net Increase in Cash                                              1,695

        Cash Beginning of Year                                           65,800

        Cash End of Year                                               $ 67,495



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
               Statements of Income, Expense and Retained Earnings
                      Twelve Months Ended December 31, 1993
                                     Audited


                                                        1993
Sales:
        Sales                                       $ 3,512,051
        Returns and Allowances                                0
Net Sales                                             3,512,051           100.0%

Cost of Goods Sold:
        Total Cost of Goods Sold - See Schedule I     1,660,955            47.3%

Gross Profit on Sales                                 1,851,096            52.7%

General and Admin. Expenses:
        See Schedule II                               1,642,579            46.8%

Income From Operations                                  208,517             5.9%

Other Expense:
        Pension Plan Contribution                       118,699             3.4%

Income Before Taxes                                      89,818             2.6%

Provision for Income Taxes:
        Federal Income Tax                               18,955             0.5%
        NYS Franchise Tax                                 9,476             0.3%
Total Provision for Taxes                                28,431             0.8%

Net Income (Loss)                                        61,387             1.7%

Retained Earnings Beginning                             374,237
Prior Period Adjustment                                   5,451
Dividends Paid                                           (7,500)

Retained Earnings Ending                            $   433,575



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                        Notes to the Financial Statement
                      Twelve Months Ended December 31, 1993


Cash
Cash is comprised of cash on hand, in bank, and money market accounts.

Accounts Receivable
Accounts receivable are recorded at gross amount. No provision for bad debt is calculated. The direct write-off method is used when management deems necessary.

Inventory
Inventory is valued at the lower of first-in, first-out cost or market methods. Inventory at December consists of:

                                                         1993

              Finished Goods                          $ 177,643
              Raw Materials                             218,546
              Total Inventory                         $ 396,189

Prepaid Federal Income Tax and Prepaid New York State Franchise Tax These represent payments of estimated taxes for 1993.

Fixed Assets
Fixed assets are recorded at original cost less accumulated depreciation and amortization computed on the straight-line, ACRS and MACRS methods. Expenditures for maintenance and repairs and other non-durable expenses are charged to earnings as incurred.

Accounts Payable
Accounts payable represent the normal trade obligations that are paid within the normal operating cycle.

Payroll Taxes Withheld and Accrued
Payroll taxes withheld and accrued represent the current liabilities for the tax period ended December 31, 1993.

Commissions Payable
Commissions payable represent commission expense incurred but not paid in the periods ended December 31, 1993. These commissions will be paid within the current operating cycle.


These notes are an integral part of these financial statements.

Accrued Payroll
This represents gross payroll expense incurred prior to and including December 31, 1993, but not paid until January.

Accrued Profit Sharing Contribution
This represents the estimated profit sharing contribution not yet funded. The profit sharing plan was established in 1985.

Accrued Pension Plan Contribution
This represents the estimated defined benefit pension plan contribution not yet funded. Both are fully funded with no prior period arrearages.

Loan Payable - Officers
This represents amounts advanced by the officers of the Corporation.

Shareholders' Equity - Common Stock
There is one class of common stock; no par value, 200 shares authorized, 60 shares issued and outstanding.


These notes are an integral part of these financial statements.

Altek Industries Corporation
210 Commerce Drive
Rochester, New York 14623

To the Shareholders of Altek Industries Corporation:

I have examined the statement of financial position of Altek Industries Corporation as of December 31, 1994 and the related statements of income and retained earnings and statements of cash flows for the year then ended. My examination was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as I considered necessary in the circumstances.

In my opinion, except for the limitation on the scope of the audit due to there being no observation of inventory, the financial statements present fairly the financial position of Altek Industries Corporation at December 31, 1994 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding year.


/s/ Ronald E. Rothstein
Ronald E. Rothstein
Certified Public Accountant

March 1, 1995
Rochester, New York

                          Altek Industries Corporation
                        Statements of Financial Position
                             As of December 31, 1994
                                     Audited

                                     Assets

                                                                         1994
Current Assets:
        Cash                                                         $   68,267
        Accounts Receivable                                             455,560
        Inventory                                                       536,021
Total Current Assets                                                  1,059,848

Fixed Assets:
        Shop Equipment                                                  203,953
        Office Equipment                                                 87,939
        Leasehold Improvements                                          270,867
                                                                        562,759
        Accumulated Depreciation and Amortization                       229,137
Total Fixed Assets                                                      333,622


Total Assets                                                         $1,393,470



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                        Statements of Financial Position
                             As of December 31, 1994
                                     Audited

                       Liabilities and Shareholders Equity

                                                                          1994
Current Liabilities:
        Current Portion of Mortgages Payable                           $ 44,677
        Accounts Payable                                                197,017
        Accrued P/S Pension Contribution                                143,335
        Accrued Federal Income Tax                                       13,692
Total Current Liabilities                                               398,721

Long Term Liabilities:
        Mortgage Payable                                                 87,498
        Loan Payable - Officers                                         400,000
Total Long Term Liabilities                                             487,498

Other Liabilities
        Accrued Dividend Payable                                          9,000
Total Other Liabilities                                                   9,000

Total Liabilities                                                       895,219

Shareholders Equity
        Common Stock                                                     30,000
        Retained Earnings                                               468,251
Total Shareholders Equity                                               498,251

Total Liabilities and Shareholders Equity                            $1,393,470



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                            Statements of Cash Flows
                      Twelve Months Ended December 31, 1994
                                     Audited

Cash Flows From Operating Activities:                                    1994

Net Income                                                             $ 43,673

Adjustments to Reconcile Net Income to Net Cash
Provided by Operations:
        Depreciation and Amortization                                    58,344
        (Increase) in Accounts Receivable                                (2,657)
        (Increase) Decrease in Inventory                               (139,832)
        Increase (Decrease) in Accounts Payable                         141,673
        (Decrease) in Taxes Withheld and Accrued                         (2,569)
        Increase in Accrued Payroll                                     (22,419)
        (Decrease) in Pension & Profit Sharing Payable                    2,288
        Increase in NYS & Federal Income Tax Payable                      6,691
Net Cash Provided by Operating Activities                                85,192

Cash Flows From Investing Activities:
        Purchase of Fixed Assets                                        (98,167)
Net Cash Used by Investing Activities                                   (98,167)

Cash Flows From Financing Activities:
        Proceeds from Line of Credit                                    (64,000)
        Proceeds from Mortgage                                          (36,928)
        Proceeds from Due Officers                                      100,000
        Other Financing                                                  14,679
Net Cash Provided by Financing Activities                                13,747

        Net Increase in Cash                                                772

        Cash Beginning of Year                                           67,495

        Cash End of Year                                               $ 68,267



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
               Statements of Income, Expense and Retained Earnings
                      Twelve Months Ended December 31, 1994
                                     Audited


                                                      1994
Sales:
        Sales                                     $ 3,948,570
        Returns and Allowances                            609
Net Sales                                           3,947,961             100.0%

Cost of Goods Sold:
        Total Cost of Goods Sold - See Schedule I   2,019,076              51.1%

Gross Profit on Sales                               1,928,885              48.9%

General and Admin. Expenses:
        See Schedule II                             1,761,320              44.6%

Income From Operations                                167,565               4.2%

Other Expense:
        Pension Plan Contribution                     100,857               2.6%
        Directors Fees                                  2,250               0.1%
Total Other Expense                                   103,107               2.6%

Income Before Taxes                                    64,458               1.6%

Provision for Income Taxes:
        Federal Income Tax                             13,695               0.3%
        NYS Franchise Tax                               7,087               0.2%
Total Provision for Taxes                              20,782               0.5%

Net Income (Loss)                                      43,676               1.1%

Retained Earnings Beginning                           433,575
Prior Period Adjustment                                     0
Dividends Paid                                         (9,000)

Retained Earnings Ending                          $   468,251



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                        Notes to the Financial Statement
                      Twelve Months Ended December 31, 1994


Cash
Cash is comprised of cash on hand, in bank, and money market accounts.

Accounts Receivable
Accounts receivable are recorded at gross amount. No provision for bad debt is calculated. The direct write-off method is used when management deems necessary.

Inventory
Inventory is valued at the lower of first-in, first-out cost or market method. Inventory at December consists of:

                                                                 1994

                     Finished Goods                          $ 221,404
                     Raw Materials                             314,617
                     Total Inventory                         $ 536,021

Prepaid Federal Income Tax and Prepaid New York State Franchise Tax These represent payments of estimated taxes for 1994.

Fixed Assets
Fixed assets are recorded at original cost less accumulated depreciation and amortization computed on the straight-line, ACRS and MACRS methods. Expenditures for maintenance and repairs and other non-durable expenses are charged to earnings as incurred.

Accounts Payable
Accounts payable represent the normal trade obligations that are paid within the normal operating cycle.

Payroll Taxes Withheld and Accrued
Payroll taxes withheld and accrued represent the current liabilities for the tax period ended December 31, 1994.

Commissions Payable
Commissions payable represent commission expense incurred but not paid in the periods ended December 31, 1994. These commissions will be paid within the current operating cycle.


These notes are an integral part of these financial statements.

Accrued Payroll
This represents gross payroll expense incurred prior to and including December 31, 1994, but not paid until January.

Accrued Profit Sharing Contribution
This represents the estimated profit sharing contribution not yet funded. The profit sharing plan was established in 1985.

Accrued Pension Plan Contribution
This represents the estimated defined benefit pension plan contribution not yet funded. Both are fully funded with no prior period arrearages.

Loan Payable - Officers
This represents amounts advanced by the officers of the Corporation.

Shareholders' Equity - Common Stock
There is one class of common stock; no par value, 200 shares authorized, 60 shares issued and outstanding.


These notes are an integral part of these financial statements.

Altek Industries Corporation
210 Commerce Drive
Rochester, New York 14623

To the Shareholders of Altek Industries Corporation:

In my opinion the enclosed statement of financial position and the related statements of income and retained earnings present fairly, in all material respects the financial positions of Altek Industries Corporation at December 31, 1995 and the results of their operations and their cash flows for the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Corporations Management; my responsibility is to express an opinion on the financial statements based on my audit. I conducted my audit of these statements in accordance with generally accepted auditing standards which require that I plan and preform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for the opinion expressed above.


/s/ Ronald E. Rothstein
Ronald E. Rothstein
Certified Public Accountant

February 28, 1996
Rochester, New York

                          Altek Industries Corporation
                        Statements of Financial Position
                             As of December 31, 1995
                                     Audited

                                     Assets


                                                                         1995
Current Assets:
        Cash                                                         $  159,869
        Accounts Receivable                                             610,382
        Inventory                                                       722,654
        Prepaid Federal Income Tax                                          434
Total Current Assets                                                  1,493,339

Fixed Assets:
        Shop Equipment                                                  267,123
        Office Equipment                                                 87,939
        Leasehold Improvements                                          272,387
                                                                        627,449
        Accumulated Depreciation and Amortization                       295,282
Total Fixed Assets                                                      332,167

Other Assets:
        Refundable Deposits                                                 111
        Cash Surrender Value of Life Insurance                           26,904
Total Other Assets                                                       27,015


Total Assets                                                         $1,852,521



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                        Statements of Financial Position
                             As of December 31, 1995
                                     Audited

                       Liabilities and Shareholders Equity

Current Liabilities:
        Line of Credit                                              $   200,000
        Chase Term Loan                                                 500,000
        Current Portion of Mortgages and Loans Payable                   48,000
        Accounts Payable                                                331,294
        Taxes Withheld and Accrued                                           21
        Accrued Payroll and Earned Vacation Leave                       105,714
        Accrued P/S Pension Contribution                                109,164
        Accrued NYS Franchise Tax                                           558
Total Current Liabilities                                             1,294,751

Long Term Liabilities:
        Mortgage Payable                                                 73,506
Total Long Term Liabilities:                                             73,506

Other Liabilities:
        Warranty Liability                                               52,500
Total Other Liabilities                                                  52,500

Total Liabilities                                                     1,420,757

Shareholders Equity
        Common Stock                                                     30,000
        Retained Earnings                                               401,764
Total Shareholders Equity                                               431,764

Total Liabilities and Shareholders Equity                            $1,852,521



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                            Statements of Cash Flows
                      Twelve Months Ended December 31, 1995
                                     Audited

Cash Flows From Operating Activities:

Net Income                                                            $ (90,744)

Adjustments to Reconcile Net Income to Net Cash
Provided by Operations:
        Depreciation and Amortization                                    66,146
        (Increase) in Accounts Receivable                              (154,822)
        (Increase) Decrease in Inventory                               (186,633)
        (Increase in Prepaid Taxes)                                        (434)
        (Increase) Decrease in Refundable Deposits                         (111)
        (Increase) Decrease in Cash Surrender Value of Ins.             (26,904)
        Increase (Decrease) in Accounts Payable                         134,276
        (Decrease) in Taxes Withheld and Accrued                             21
        Increase in Accrued Payroll and Vacation Leave                  105,714
        (Decrease) in Pension & Profit Sharing Payable                  (34,171)
        (Decrease) in NYS & Federal Income Tax Payable                  (13,134)
        Increase in Warranty Liability                                   52,500
        (Decrease) in Dividend Payable                                   (9,000)
        Increase in Prior Period Adjustment                              24,257
Net Cash Provided by Operating Activities                              (133,039)

Cash Flows From Investing Activities:
        Purchase of Fixed Assets                                        (64,690)
Net Cash Used by Investing Activities                                   (64,690)

Cash Flows From Financing Activities:
        Proceeds from Lines of Credit                                   700,000
        Decrease in Mortgage Payable                                    (58,319)
        Repayment of Due Officers                                      (400,000)
        Proceeds from Three Year Term Loan (Net)                         47,650
Net Cash Provided by Financing Activities                               289,331

        Net Increase in Cash                                             91,602

        Cash Beginning of Year                                           68,267

        Cash End of Year                                              $ 159,869



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
               Statements of Income, Expense and Retained Earnings
                      Twelve Months Ended December 31, 1995
                                     Audited


                                                      1995
Sales:
        Sales                                     $ 4,940,890
        Returns and Allowances                          3,990
Net Sales                                           4,936,900             100.0%

Cost of Goods Sold:
        Total Cost of Goods Sold - See Schedule I   2,013,345              40.8%

Gross Profit on Sales                               2,923,555              59.2%

General and Admin. Expenses -
        See Schedule II                             2,803,581              56.8%

Income From Operations                                119,974               2.4%

Other Expense:
        Pension Plan Contribution                      62,539               1.3%
        Directors Fees                                  2,000               0.0%
        Warranty and Misc Expense                      52,500               1.1%
        Deduction for Accrued Vacation                 75,000               1.5%
Total Other Expense                                   192,039               3.9%

Income Before Taxes                                   (72,065)             -1.5%

Provision for Income Taxes:
        Federal Income Tax                             12,613               0.3%
        NYS Franchise Tax                               6,066               0.1%
Total Provision for Taxes                              18,679               0.4%

Net Income (Loss)                                     (90,744)             -1.8%

Retained Earnings Beginning                           468,251
Prior Period Adjustment                                24,257
(Officer Life Insurance Adjustment)

Retained Earnings Ending                          $   401,764



The accompanying notes are an integral part of these financial statements.

                          Altek Industries Corporation
                        Notes to the Financial Statement
                      Twelve Months Ended December 31, 1995


Cash
Cash is comprised of cash on hand, in bank, and money market accounts.

Accounts Receivable
Accounts receivable are recorded at gross amount. No provision for bad debt is calculated. The direct write-off method is used when management deems necessary. These assets are pledged as collateral against a $200,000 line of credit, a three year term loan in the amount of $60,000 and a $500,000 term loan.

Inventory
Inventory is valued at the lower of first-in, first-out cost or market method. Inventory at year end consists of:

                                                              1995
                   Finished Goods                          $ 229,396
                   Raw Materials                             492,958
                   Total Inventory                         $ 722,654

These assets are pledged as collateral against a $200,000 line of credit, a three year term loan in the amount of $60,000 and a $500,000 term loan.

Fixed Assets
Fixed assets are recorded at original cost less accumulated depreciation and amortization computed on the straight-line, ACRS and MACRS methods. Expenditures for maintenance and repairs and other non-durable expenses are charged to earnings as incurred. These assets are pledged as collateral against a $200,000 line of credit, a three year term loan in the amount of $60,000 and a $500,000 term loan.

Cash Surrender Value of Life Insurance
These represent cash surrender value of officer's insurance in the amount of policy M140288 $12,316 and M149976 $2,521 on Mr. Garelick, and policy M139850 $9,364 and policy M149779 $2,703 on Mr. Wurtz.


These notes are an integral part of these financial statements.

Line of Credit, Chase Term Loans and Mortgage Payable
Line of credit is a confirmed offering line of credit with Chase Manhattan Bank, NA in the amount of $200,000 at Chase prime plus 1%, with a first lien on accounts receivable, inventory, and equipment with an unlimited guarantee of Eli
L. Garelick and James N. Wurtz.  The principal balance at 12/31/95 is $200,000.

A five year term loan (mortgage) with a date issue of September 24, 1992, bearing interest at Chase prime plus 1.25%. There is a collateral security mortgage on 210 Commerce Drive, Rochester, NY guaranteed by Eli L. Garelick and James N. Wurtz. The outstanding balance on 12/31/95 is $73,855.

A three year term loan in the amount of $60,000 issued May 9, 1995, with a fixed rate of interest at 9.39% is has a first lien of accounts receivable, inventory, and equipment with a limited guarantee of Eli L. Garelick in the amount of $33,600 and James N. Wurtz in the amount of $26,400. The balance at 12/31/95 is $47,650.

A five year term loan in the amount of $500,000 issued 12/19/95 with interest at LIBOR plus 3.6%, a current rate 9.4125% is collateralized with a first lien on accounts receivable, inventory and equipment with a limited guarantee of Eli L. Garelick in the amount of $280,000 and James N. Wurtz in the amount of $220,000. The balance at 12/31/95 is $500,000.

Accounts Payable
Accounts payable represent the normal trade obligations that are paid within the normal operating cycle.

Taxes Withheld and Accrued
Taxes withheld and accrued represent the current liabilities for the tax period ended December 31, 1995 and will be paid in the next operating cycle.

Accrued Payroll and Vacation Leave
This represents gross payroll expense incurred prior to and including December 31, 1995 but not paid until January 1996. The accrued vacations are calculated and accrued for the calendar year 1996 is $75,000.

Accrued Profit Sharing Contribution
This represents the estimated profit sharing contribution not yet funded. The profit sharing plan was established in 1985.

Accrued Pension Plan Contribution
Accrued Pension is a money purchase plan. The plan is currently fully funded with no prior period arrearage.


These notes are an integral part of these financial statements.

Accrued NYS Franchise Tax
This represents taxes which are due for the previous calendar year.

Warranty Liability
Management has determined that the worst case scenario for warranty liability from the inception of the corporation to 12/31/95 is represented by this amount.

Shareholders' Equity - Common Stock
There is one class of common stock; no par value, 200,000 shares authorized, 60,000 shares issued and outstanding.

Subsequent Events
Management has informed me and I have not become aware of any significant changes which will effect these financial statements. The acquisition of Altek Industries Corporation by Transmation is still underway and as of this date yet unfinished.


These notes are an integral part of these financial statements.

        (b)    Pro Forma Financial Information.

INDEX TO PRO FORMA FINANCIAL STATEMENTS OF TRANSMATION, INC.

Unaudited Pro Forma Combined  Balance Sheet - March 31, 1995
Unaudited Pro Forma Combined Balance Sheet - December 31, 1995
Unaudited Pro Forma Combined Statement of Income for Year Ended March 31, 1995 Unaudited Pro Forma Combined Statement of Income for Year Ended December 31,
     1995
Notes to Unaudited Pro Forma Combined Financial Statements

                                             Transmation, Inc. and Altek Industries Corp.
                                             Unaudited Pro-Forma Combined Balance Sheet
                                                           March 31, 1995

                                                          Transmation              Altek
                                                            3/31/95               12/31/94                                   Pro
                                                                                                    Pro Forma               Forma
                                                          Historical             Historical        Adjustments            Combined
                                                   ---------------------------------------------------------------------------------

Assets:
Current Assets:
  Cash                                                        607,763               68,267                                 676,030
  Accounts Receivable                                       5,524,244              455,560                               5,979,804
  Inventories                                               6,747,036              536,021                               7,283,057

  Prepaid Expenses                                          1,270,833                                                    1,270,833

  Deferred Tax Assets                                         132,026                                                      132,026
                                                   ---------------------------------------------------------------------------------
  Current Assets                                           14,281,902            1,059,848                              15,341,750
                                                   ---------------------------------------------------------------------------------
Property, Plant & Equipment                                 1,500,498              333,622                               1,834,120
Deferred Charges                                              146,161                                                      146,161
Deferred Income Taxes                                         154,926                                                      154,926
Other Assets                                                  209,920                                                      209,920
Goodwill                                                                                             6,139,249           6,139,249
                                                   ---------------------------------------------------------------------------------
                                                           16,293,407            1,393,470           6,139,249          23,826,126
                                                   =================================================================================

Liabilities and Stockholders' Equity:
Current Liabilities:
  Current Portion Mortgages &
    Notes Payable                                                                   44,677                                  44,677
  Accounts Payable                                          3,655,934              197,017                               3,852,951
  Accrued Liabilities                                       1,187,992              152,335                               1,340,327
  Income Taxes Payable                                          2,610               13,692                                  16,302
  Stock Payable Former Owners                                                                          612,500             612,500
  Current Portion Loans Payable
    Former Owners                                                                                    1,700,000           1,700,000
                                                   ---------------------------------------------------------------------------------
      Current Liabilities                                   4,846,536              407,721           2,312,500           7,566,757
                                                   ---------------------------------------------------------------------------------
Stock Payable Former Owners                                                                            612,500             612,500
Loan Payable Former Owners                                                         400,000           1,000,000           1,400,000
Long-Term Debt                                              4,064,426               87,498           2,100,000           6,251,924
Deferred Compensation                                         780,880                                                      780,880
                                                   ---------------------------------------------------------------------------------
                                                            9,691,842              895,219           6,025,000          16,612,061
                                                   ---------------------------------------------------------------------------------

Stockholders' Equity:
  Common Stock                                              1,190,320               30,000              20,000           1,240,320
  Capital in Excess of Par                                    849,829                                  562,500           1,412,329
  Accumulated Translation Adjust                             (109,513)                                                    (109,513)
  Retained Earnings                                         4,670,929              468,251            (468,251)          4,670,929
                                                   ---------------------------------------------------------------------------------
                                                            6,601,565              498,251             114,249           7,214,065
                                                   ---------------------------------------------------------------------------------
                                                           16,293,407            1,393,470           6,139,249          23,826,126
                                                   =================================================================================

                                             Transmation, Inc. and Altek Industries Corp.
                                             Unaudited Pro-Forma Combined Balance Sheet
                                                          December 31, 1995

                                                          Transmation              Altek
                                                           12/31/95               9/30/95                                    Pro
                                                                                                      Pro Forma             Forma
                                                          Historical             Historical          Adjustments          Combined
                                                   ---------------------------------------------------------------------------------

Assets:
Current Assets:
  Cash                                                       468,071              176,685                                   644,756
  Accounts Receivable                                      5,181,607              612,461                                 5,794,068
  Inventories                                              6,652,040              591,731                                 7,243,771

  Prepaid Expenses                                         1,117,227               13,463                                 1,130,690

  Deferred Tax Assets                                        131,175                                                        131,175
                                                   ---------------------------------------------------------------------------------
  Current Assets                                          13,550,120            1,394,340                                14,944,460
                                                   ---------------------------------------------------------------------------------
Property, Plant & Equipment                                1,745,897              291,113                                 2,037,010
Deferred Charges                                             128,427                                                        128,427
Deferred Income Taxes                                        153,926                                                        153,926
Other Assets                                                 224,297                                                        224,297
Goodwill                                                                                              5,794,677           5,794,677
                                                   ---------------------------------------------------------------------------------
                                                          15,802,667            1,685,453             5,794,677          23,282,797
                                                   =================================================================================

Liabilities and Stockholders' Equity:
Current Liabilities:
  Current Portion Mortgages &
    Notes Payable                                                                114,112                                    114,112
  Accounts Payable                                        3,364,152              190,172                                  3,554,324
  Accrued Liabilities                                     1,142,968              184,420                                  1,327,388
  Income Taxes Payable                                      478,401                                                         478,401
  Stock Payable Former Owners                                                                           612,500             612,500
  Current Portion Loans Payable
    Former Owners                                                                                     1,700,000           1,700,000
                                                   ---------------------------------------------------------------------------------
      Current Liabilities                                 4,985,521              488,704              2,312,500           7,786,725
                                                   ---------------------------------------------------------------------------------
Stock Payable Former Owners                                                                             612,500             612,500
Loan Payable Former Owners                                                       270,000              1,130,000           1,400,000
Long-Term Debt                                           2,432,100                83,926              1,970,000           4,486,026
Deferred Compensation                                      715,090                                                          715,090
                                                   ---------------------------------------------------------------------------------
                                                         8,132,711               842,630              6,025,000          15,000,341
                                                   ---------------------------------------------------------------------------------

Stockholders' Equity:
  Common Stock                                          1,211,154                 30,000                 20,000           1,261,154
  Capital in Excess of Par                              1,009,747                                       562,500           1,572,247
  Accumulated Translation Adjust.                         (89,919)                                                          (89,919)
  Retained Earnings                                     5,538,974                 812,823              (812,823)          5,538,974
                                                   ---------------------------------------------------------------------------------
                                                        7,669,956                 842,823              (230,323)          8,282,456
                                                   ---------------------------------------------------------------------------------
                                                       15,802,667               1,685,453             5,794,677          23,282,797
                                                   =================================================================================



                                             Transmation, Inc. and Altek Industries Corp.
                                          Unaudited Pro-Forma Combined Statement of Income
                                                     Year Ended March 31, 1995

                                                          Transmation              Altek
                                                            3/31/95               12/31/94                                  Pro
                                                                                                    Pro Forma              Forma
                                                          Historical             Historical        Adjustments            Combined
                                                   ---------------------------------------------------------------------------------

Net Sales                                                 37,293,872             3,947,961          (800,000)          40,441,833
                                                   ---------------------------------------------------------------------------------
Costs & Expenses
  Cost of Product Sold                                    23,525,472             2,019,076          (800,000)          24,744,548
  Operating Costs, Including Int'st                       13,282,865             1,864,427           277,125           15,424,417
                                                   ---------------------------------------------------------------------------------
                                                          36,808,337             3,883,503          (522,875)          40,168,965
                                                   ---------------------------------------------------------------------------------
  Income Before Taxes                                        485,535                64,458          (277,125)             272,868
  Income Tax                                                 103,750                20,782            97,318              221,850
                                                   ---------------------------------------------------------------------------------
  Net Income                                                 381,785                43,676          (374,443)              51,018
                                                   =================================================================================


                                                                                                                            Pro
                                                       Transmation                                                         Forma
                                                       Historical                                                        Combined
                                                   -------------------                                               ---------------

Earnings Per Share:
  Net Income                                             381,785                                                          51,018
                                                   ===================                                               ===============
  Average Common Shares
    Outstanding                                        2,430,329                                                       2,730,329
                                                   ===================                                               ===============
Income Per Share                                            $.16                                                            $.02
                                                   ===================                                               ===============



                                             Transmation, Inc. and Altek Industries Corp.
                                          Unaudited Pro-Forma Combined Statement of Income
                                                 Nine Months Ended December 31, 1995

                                                          Transmation              Altek
                                                          9 Mo. End.             9 Mo. End.                                 Pro
                                                           12/31/95               9/30/94          Pro Forma               Forma
                                                          Historical             Historical       Adjustments            Combined
                                                   ---------------------------------------------------------------------------------

Net Sales                                                  28,584,813            3,708,154          (700,000)          31,592,967
                                                   ---------------------------------------------------------------------------------
Costs & Expenses:
  Cost of Product Sold                                     18,045,464            1,577,216          (700,000)          18,922,680
  Operating Costs, Including Int'st                         9,191,004            1,892,296            252,617          11,335,917
                                                   ---------------------------------------------------------------------------------
                                                           27,236,468            3,469,512          (447,383)          30,258,597
                                                   ---------------------------------------------------------------------------------
  Income Before Taxes                                       1,348,345              238,642          (252,617)           1,334,370
  Income Tax                                                  480,300               85,000            (6,900)             558,400
                                                   ---------------------------------------------------------------------------------
  Net Income                                                  868,045              153,642          (245,717)             775,970
                                                   =================================================================================


                                                                                                                      Pro
                                                          Transmation                                                Forma
                                                          Historical                                                Combined
                                                   -------------------------                                   ---------------------

Earnings Per Share:
  Net Income                                                 868,045                                                  775,970
                                                   =========================                                   =====================
  Average Common Shares
    Outstanding                                            2,541,917                                                2,841,917
                                                   =========================                                   =====================
Income Per Share                                                $.34                                                     $.27
                                                   =========================                                   =====================

                                TRANSMATION, INC.
           NOTES TO UNAUDITED PRO-FORMA COMBINED FINANCIAL STATEMENTS

Note 1:  Basis of Presentation

The unaudited pro-forma combined statements of income and balance sheet reflect the acquisition of Altek Industries Corp which is to be accounted for under the purchase method of accounting, as of the beginning of the most recent fiscal year. The unaudited proforma combined statements also reflect combined results for the most recent interim period (12/31/95).

Transmation's management believes the assumptions used in preparing the unaudited proforma combined financial statements provide a reasonable basis for presenting all of the significant effects of its transactions, that the proforma adjustments give appropriate effect to those adjustments and that the proforma adjustments are properly applied in the unaudited proforma financial statements.


Note 2:  Proforma Adjustments

Unaudited Proforma Adjustments consist of the following:

Transmation,   Inc.  will  exchange  300,000  shares  of  stock,  payable  in  3 installments, $1,700,000 of cash and $3,100,000 of notes for 10% of the outstanding stock of Altek Industries Corp. This transaction will be accounted for using the purchase method of Accounting.

The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long-term assets is reflective of their fair value. Goodwill is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 20 years.

The proforma adjustments to operating expenses in the statement of income for the year ended March 31, 1995 and nine months ended December 31, 1995 represent the amortization of goodwill in addition to the reduction in income and pensions attributable to the former owners which has been reduced to a total of $300,000 per year in accordance with terms of the purchase agreement. As Transmation did not have enough cash as of March 31, 1995 or December 31, 1995 to complete the transaction without incurring additional debt, the proforma adjustment to operating expenses also assumes additional bank borrowings at Transmation's 8.25% borrowing rate and interest on the $3,100,000 notes payable to the former owners at the contractual rate of 8%.

Sales and Costs of Products Sold are reduced by $800,000 in the year ended March 31, 1995 and $700,000 in the nine months ended December 31, 1995 which represents the approximate intercompany sales between Altek and Transmation during those periods.

Transmation's statutory tax rate of 38% is used to calculate the tax effect of unaudited proforma combined statement of income adjustments, excluding the impact of non-deductible goodwill.

 (c)    Exhibits.  See Index to Exhibits.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         TRANSMATION, INC.


April 16, 1996                                    By: /s/ Robert G. Klimasewski
                                                      -------------------------
                                                          Robert G. Klimasewski
                                                          President


April 16, 1996                                    By: /s/ John A. Misiaszek
                                                      ---------------------
                                                          John A. Misiaszek
                                                          Vice President-Finance

                                INDEX TO EXHIBITS

(1) Underwriting Agreement
       Not applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession *(a) Stock Purchase Agreement dated March 28, 1996 among Transmation, Inc.,
E. Lee Garelick and James N. Wurtz, together with a brief identification of the contents of all omitted exhibits and schedules thereto, is included herein as
Exhibit 2(a). Upon written request, the Registrant will provide to security holders copies of any of the referenced omitted exhibits and schedules.


(4)  Instruments  defining the rights of security holders,  including indentures
     (a) Articles of Incorporation, as amended, are incorporated herein by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 (Registration No. 33-61665) as filed on August 8, 1995.
     (b) Code of Regulations, as amended, is incorporated herein by reference to
Exhibit 3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1988.
     (c) Revolving Credit Agreement between the Registrant and Manufacturers and Traders Trust Company is incorporated herein by reference to Exhibit 4 to the Registrant's Form 10-Q for the quarter ended September 30, 1994.
     (d) Agreement and Amendment No. 1 to an Existing Revolving Credit Facility Agreement between the Registrant and Manufacturers and Trades Trust Company dated September 8, 1995 is incorporated herein by reference to Exhibit 4(c) to the Registrant's Form 10-Q for the quarter ended September 30, 1995.
     (e) Agreement and Amendment No. 2 to an Existing Revolving Credit Facility Agreement between the Registrant and Manufacturers and Traders Trust Company dated December 15, 1995, is incorporated herein by reference to Exhibit 4(d) to the Registrant's Form 10-Q for the quarter ended December 31, 1995.

(16) Letter re change in certifying accountant
       Not applicable.

(17) Letter re director resignation
       Not applicable.

(20) Other documents or statements to security holders
       Not applicable.

*(23) Consents of experts and counsel
     Consent of Ronald E. Rothstein, CPA is included herein as Exhibit 23.

(24) Power of attorney

     Not applicable.

(27) Financial Data Schedule
     Not Applicable.

(99) Additional Exhibits
     Not applicable.

- -----------------
* Exhibit filed with this Report.